BROWN ADVISORY FUNDS

Brown Advisory Small-Cap Fundamental Value Fund
(the “Fund”)

Supplement dated June 30, 2015
to the Prospectus, the Summary Prospectus and the Statement of Additional Information
dated October 31, 2014

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus, the Summary Prospectus   and the Statement of Additional Information.

Effective as of the close of business on July 15, 2015 (the “Closing Date”), the Fund will stop accepting new purchases through most broker-dealer firms.  Notwithstanding the foregoing, the Fund may, in its sole discretion, accept new purchases after the Closing Date from certain broker-dealers that have entered into agreements with the Fund’s Distributor or with the Fund’s Investment Adviser, Brown Advisory LLC (the “Adviser”).  The Fund will continue to permit the following types of investments in the Fund:

•	Additional share purchases or reinvestment of dividends or capital gains by existing Fund shareholders and Financial Intermediaries;

•	Investments by certain institutional and separately managed account investors that are clients of the Adviser; and

•	Investments made through qualified retirement plans (such as 401(a), 401(k) and other defined contribution plans and defined benefit plans).

The Adviser believes that limiting investment in the Fund in the manner described above will help ensure that the Fund can be effectively managed in accordance with its stated investment objective.  The Fund reserves the right, at any time, in its sole discretion, to further modify or amend the investment limitations described above.  You may be required to demonstrate your eligibility to purchase shares of the Fund before your investment is accepted.

For additional information regarding restrictions on new purchases of shares of the Fund, please contact the Fund at 1-800-540-6807 (toll free) or 414-203-9064.

Investors should retain this supplement for future reference.